Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Air Transport Services Group, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard F. Corrado, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as enacted by § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
A signed original of this written statement required by Section 906 has been provided to Air Transport Services Group, Inc. and will be retained by Air Transport Services Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/S/ RICHARD F. CORRADO
Richard F. Corrado Chief Executive Officer
Date: November 4, 2020